UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 20, 2015


                             ROSTOCK VENTURES CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                     333-144944                  98-0514250
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

2360 Corporate Circle, Suite 4000 Henderson, Nevada               89074-7722
   (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code (702) 866-2500

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

ITEM 8.01 OTHER ITEMS

On September 30, 2015, our board of directors and a majority of our stockholders approved an increase of our authorized capital from 100,000,000 shares of common stock, par value $0.0001 to 500,000,000 shares of common stock, par value $0.0001.

A Certificate of Amendment to effect the increase to our authorized capital was filed with the Nevada Secretary of State on October 20, 2015, with an effective date of October 20, 2015.

The increase in authorized capital is effective immediately.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSTOCK VENTURES CORP.


/s/ Gregory Rotelli
-------------------------------------
Gregory Rotelli
President and Chief Executive Officer

Date: October 21, 2015

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